October 19, 2016 2016 Third Quarter Earnings Investor Presentation Exhibit 99.2

Forward-looking Statements When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.   Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) risks that the Company’s acquisitions and dispositions, including the acquisitions of branches from Banco Popular, The Private Bank of California, and CS Financial, Inc., and the acquisition and disposition of The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (ii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (iii) the quality and composition of our securities and loan portfolios; (iv) changes in general economic conditions, either nationally or in our market areas; (v) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vi) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (vii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (viii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (ix) our ability to control operating costs and expenses; (x) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xi) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xii) the network and computer systems on which we depend could fail or experience a security breach; (xiii) our ability to attract and retain key members of our senior management team; (xiv) costs and effects of litigation, including settlements and judgments; (xv) increased competitive pressures among financial services companies; (xvi) changes in consumer spending, borrowing and saving habits; (xvii) adverse changes in the securities markets; (xviii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xix) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xx) inability of key third-party providers to perform their obligations to us; (xxi) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxii) war or terrorist activities; and (xxiii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

$11.2 billion in Assets $1.1 billion deposit growth in 3Q >25% QoQ reduction in nonperforming and delinquent loan ratios Dollars in billions 2 Dollars in millions 3 Adjusted efficiency ratio for 3Q16 including the pre-tax effect of investments in alternative energy partnerships 1.3% ROAA in 3Q 20% ROATCE in 3Q 62% Efficiency Ratio3 in 3Q Net Income2 Total Assets1 Earnings Growth Rate Exceeding Pace of Asset Growth by Nearly 3x +55% +147% Compelling Third Quarter Financial Results Winning Market Share By Reflecting California’s Needs and Values

Diluted 2 Dollars in million 3 Return on Assets and Return on Tangible Common Equity based on average assets and average tangible common equity, respectively, over stated time periods Track-Record of Consistently Improving Financial Results Business Model Proving to be Highly Scalable and Profitable with Growth Net Income2 Earnings per Share1 Return on Tangible Common Equity3 Return on Assets3

+57% Accelerating Profitability in Core Businesses Consistent Growth in Net Interest Income Complemented by Strong Mortgage Banking Performance Dollars in millions 2 Business Segment Pretax Income inclusive of intra-company allocations; excludes unallocated Corporate / Other interest expense. Financial Advisory Segment eliminated as of 3Q16. Total Business Segment Pretax Income excludes Loss on investments in alternative energy partnerships, net High quality earnings resulting in low earnings volatility Pretax Income by Business Segment2 Net Interest Income1

Scale Resulting in Increased Efficiencies and Productivity Continue to Target 40% Marginal Efficiency Ratio1 ($ in millions) Assets / FTE Business Segment Noninterest Expense / Total Assets 4.9% 4.5% 4.0% 4.0% 3.8% Adjusted efficiency ratio for 3Q16 including the pre-tax effect of investments in alternative energy partnerships Marketing expense includes Advertising, Marketing, CRA and Contributions Efficiency Ratio1 -27% Marketing Expense / Assets2 (Monthly Average, in bps) Target 1 bp

# Strategic Actions During Quarter Enhance Franchise Value

## Reduction of Risk and Volatility Enable More Scalable Growth

1. Sale of Non-Performing, Delinquent and TDR Loans to meaningfully improve credit quality and reduce credit risk.
2. Pruning of businesses and portfolios with higher credit risk including seasoned residential loan pool sales, equipment finance loan sales, and elevated LTV loan sales.
3. Initiated tax planning strategies during Q3 including a CRA-eligible solar investment partnership focused on affordable housing initiatives in LMI communities
    1. Total remaining requirement under the program is $58 million with a duration of ~1 year; anticipate future average balance outstanding will be less than $50 million at any given time
    2. No credit exposure to solar company with strong principal protection and guarantees with principal returned primarily through tax benefits
    3. $5.5 million net benefit to earnings realized in Q3 through tax benefits; reduction of projected tax rate from ~40% to under 25% for foreseeable future
4. Improved liquidity by reducing FHLB borrowings from 11% of total assets a year ago to 7%, increasing securities portfolio, and increasing and testing credit facilities.
5. Reduction of volatility from Mortgage Servicing Rights by entering into new flow agreement on agency originations.

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+67% Total Deposits ($ in billions) Record 3Q Deposit Growth Helped to Reduce Borrowings Strong Liquidity Position Key to Continued Long Term Growth Record quarterly deposit growth of $1.1 billion $700 million of commercial banking segment deposit growth during Q3 FHLB borrowings reduced by $160 million from the prior quarter and now stand at 7% of total assets; down from 11% a year ago $3.7 billion of deposit growth over the prior four quarters

Loan Production by Business Segment Loan Production Continues to be Robust On Track to Exceed 2016 Production Target of $8 Billion ($ in millions) +44% Total 3Q loan production of $2.6 billion, including $1.1 billion of commercial banking segment production Commercial banking loan production up 51% year over year Mortgage banking loan production up 39% year over year

Loan Growth Driven by Commercial Lending Continuing to Add Talented Commercial Banking Teams Held for investment loan balances; totals may not equal 100% as Consumer loans represented (2%) C&I Loans include C&I, SBA and Lease loans Total commercial loans now represent 59% of held for investment loan balances $1.1 billion in total 3Q16 commercial banking segment production $323 million 3Q16 C&I production Record $319 million 3Q16 CRE & Multifamily production 100% = $333 million 3Q16 Net Loan Growth1

Portfolio Management Strengthening Asset Quality Proactively Reducing Risk During Period of Strong Credit Performance and Tight Credit Spreads Change QoQ B / (W) Change YoY B / (W) NPAs / Assets 29% 48% Total Delinquent Loans / Gross Loans 26% 20% Non-Accrual TDRs 82% 74% ALLL / NPLs 37% 48% Selectively pruned the portfolio during Q3 Transacted 2 loan sales which comprised exclusively NPLs Additional loan sale completed from seasoned residential mortgage loan pools which included some higher reported delinquency loans Total delinquencies reduced by $29 million from prior quarter 10

Asset Quality Remains Strong and Stable Nonperforming Assets to Total Asset Ratio Improved Significantly and at Lowest Level in Over 5 Years 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 % Change YoY NPAs / Assets 0.62% 0.56% 0.46% 0.45% 0.32% (48%) NPAs / Equity 7.0% 7.1% 5.1% 4.8% 3.7% (47%) ALLL / NPLs 77% 79% 81% 83% 114% 48% ALLL / Total Loans 0.74% 0.69% 0.66% 0.60% 0.61% (18%) ALLL and Discount / Total Loans 2.65% 2.66% 2.47% 2.33% 1.92% (28%)

Strong Capital Ratios and Liquidity Total Liquidity Increased by $4 Billion Year over Year BANC Liquidity1 BANC Capital Ratios Dollars in millions

Dollars in billions 2 Dollars in millions 3 Diluted 4 Normalized to assume full 40% tax rate Deposits1 Earnings per Share3 Net Income2 Assets1 4 YTD 2016 Annualized Annualized CAGR +66% CAGR +68% CAGR +121% CAGR +48% Banc of California’s Business Model is Winning Market Leading Earnings and Asset Growth Rates

Metric FY 2016 Guidance YTD 2016 Actual On Target ROATCE 15% 16.8% ü ROAA 1%+ 1.1% ü Efficiency Ratio1 65% – 70% 67% ü Earnings Per Share2 $1.85+ $1.40 ($1.87 annualized) ü “Given our strong year to date results, we are updating our 2016 earnings per share guidance to at least $1.85 per share, an increase of $0.25 or 15% from existing guidance of $1.60." – Steven Sugarman (Chairman, President, and CEO) Adjusted efficiency ratio for 3Q16 including the pre-tax effect of investments in alternative energy partnerships Excluding costs associated with capital transactions and M&A activity On Pace to Exceed 2016 Earnings Guidance Increasing Management’s Guidance for 2016 EPS by 15% to $1.85+ 14